GOODWILL	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

5) GOODWILL

The Company recorded goodwill in the amount of $2.0 million related to a 2018 acquisition that was accounted for as a business combination. Goodwill is not amortized but is tested for impairment annually, or more frequently if the Company becomes aware of any events occurring or changes in circumstances that indicate that the fair value of the entity is less than its carrying value. As of September 30, 2025, the Company did not identify potential triggering events that could indicate that the fair value of the entity is less than its carrying value and determined there were no such events that occurred.

10)	Goodwill

The Company recorded goodwill in the amount of $2.0 million related to a 2018 acquisition that was accounted for as a business combination. The Company performed its annual qualitative assessment as of December 31, 2024, and based on that assessment, the Company was unable to conclude that it was more likely than not that the fair value of the entity exceeded its carrying value as of such date. As a result, the Company performed a step-one quantitative assessment and concluded that the fair value of the reporting unit was greater than the carrying value as of December 31, 2024, and the goodwill was considered not impaired. Therefore, the Company did not recognize an impairment charge during the year ended December 31, 2024. .

The Company performed its annual qualitative assessment as of December 31, 2023, and based on that assessment, the Company determined that it was more likely than not that the fair value of the entity exceeded its carrying value for such year and that the performance of the quantitative impairment test was not required. Therefore, no impairment was required for the year ended December 31, 2023.